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                                                                    EXHIBIT 10.4

                             FOURTH AMENDMENT TO THE
                            STERLING CHEMICALS, INC.
            AMENDED AND RESTATED HOURLY PAID EMPLOYEES' PENSION PLAN

         WHEREAS, there is reserved to the Company the right to amend the Sterling Chemicals, Inc. Amended and Restated Hourly Paid Employees' Pension Plan (as amended, the "Existing Plan"); and

         WHEREAS, the Company deems it advisable to amend the Existing Plan in the manner hereafter set forth;

         NOW, THEREFORE, the Existing Plan is hereby amended effective as of the dates specified herein:

         Section 1. Amendment of Section 2.1 of the Existing Plan. Effective October 1, 1997, the last two paragraphs under Section 2.1 are amended to read in their entirety as follows:

         Thereafter, each employee of the Employer who is represented by a collective bargaining unit that has negotiated a collective bargaining agreement with the Employer making the Plan available to such employee, shall become a participant in the Plan on the date he or she becomes a member of the collective bargaining unit.

         In no event shall leased employees (as defined in Code section 414(n)(2)) be considered employees who are eligible to participate in the Plan.

         Section 2. Amendment of Section 4.5 of the Existing Plan. Effective October 1, 1997, Section 4.5 is amended by adding a paragraph to the end thereof, to read in its entirety as follows:

         Notwithstanding any provision to the contrary, if benefits do not commence to be paid prior to April 1st following the year in which the Participant attains age 701/2 because the Participant is still employed, in no event shall the benefits be less than the actuarial equivalent of the benefits that would have been payable as of April 1 following the calendar year in which the Participant attained age 70 1/2 if benefits had commenced to be distributed on that date, plus the actuarial equivalent of any additional benefits accrued after that date, reduced by the actuarial equivalent of any distributions made after that date. Actuarial equivalence shall be determined using the Plan's assumptions for determining actuarial equivalence for purposes of satisfying Code section 411. This provision shall be applied in accordance with Notice 97-75 and any subsequent IRS guidance.

         Section 3. Amendment of Section 6.3 of the Existing Plan. Effective February 15, 2002, Section 6.3 is amended by adding the following sentences at the end thereof:

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         Upon his or her termination, his or her nonvested accrued benefit shall be forfeited. Any amount forfeited under the preceding sentence shall be restored upon such Participant's subsequent reemployment, unless he or she incurs five consecutive one-year Breaks in Service prior to being reemployed."

         Section 4. Amendment of Section 8.1(a) of the Existing Plan. Effective October 1, 2000, Section 8.1(a) is amended to read in its entirety as follows:

         (a) Adjustment if Benefit Not Single Life Annuity. A benefit payable in a form other than a single life annuity must be adjusted to an actuarial equivalent single life annuity before applying the limitations of this Section. For this purpose, the actuarially equivalent single life annuity is equal to the greater of (i) the annuity benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Plan for adjusting benefits in the same form, and (ii) the annuity benefit computed using a 5% interest rate assumption and the mortality table used to calculate lump sum payments and described in Section 17.12(b). In determining the actuarial equivalent single life annuity for a benefit form other than a non-decreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving spouse), or decreases during the life of the Participant merely because of (a) the death of the survivor annuitant (but only if the reduction is not below 50% of the annual benefit payable before the death of the survivor annuitant), or (b) the cessation or reduction of social security supplements or qualified disability payments (as defined in Code section 401(a)(11)), "the applicable interest rate", as described in Section 17.12(b), will be substituted for "a 5% interest rate assumption" in the preceding sentence. No actuarial adjustment to the benefit is required for (a) the value of a qualified joint and survivor annuity, (b) the value of benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (c) the value of post-retirement cost-of-living increases made in accordance with Code section 415(d) and the related regulations. The annual benefit does not include any benefits attributable to employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the employer.

         Section 5. Amendment of Section 8.1(b) of the Existing Plan. Effective October 1, 2000, Section 8.1(b) is amended to read in its entirety as follows:

         (b) Adjustment if Benefit Commences Before Social Security Retirement Age: If the annual benefit of the Participant commences before the Participant's social security retirement age, but on or after age 62, the defined benefit dollar limitation shall be determined as follows:

                  (i) If a Participant's social security retirement age is 65, the dollar limitation for benefits commencing on or after age 62 is determined by

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                  reducing the defined benefit dollar limitation by 5/9 of one percent for each month by which benefits commence before the month in which the Participant attains age 65.

                  (ii) If a Participant's social security retirement age is greater than 65, the dollar limitations for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of one percent for each of the first 36 months, and 5/12 of one percent for each of the additional months (up to 24 months) by which benefits commence before the month of the Participant's social security retirement age.

         If the annual benefit of a Participant commences prior to age 62, the defined benefit dollar limitation shall be an annual benefit that is the actuarial equivalent of the defined benefit dollar limitation for age 62, as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age 62. The annual benefit beginning prior to age 62 shall be determined as the lesser of (i) the equivalent annual benefit computed using the interest rate and mortality table equivalence for early retirement benefits described in Section 4.4, and (ii) the equivalent annual benefit computed using a 5% interest rate and the applicable mortality table referenced in Section 17.12(b).

         Section 6. Amendment of Section 8.1(c) of the Existing Plan. Effective October 1, 2000, Section 8.1(c) is amended to read in its entirety as follows:

         (c) Adjustment if Benefit Commences After Social Security Retirement Age. If the annual benefit of a Participant commences after the Participant's social security retirement age, the defined benefit dollar limitation shall be adjusted so that it is the actuarial equivalent of an annual benefit of such dollar limitation beginning at the Participant's social security retirement age. The equivalent annual benefit beginning after social security retirement age shall be determined as the lesser of (i) the equivalent annual benefit computed using the interest rate and mortality table specified in the plan for purposes of determining actuarial equivalence for delayed retirement benefits, and (ii) the equivalent annual benefit computed using a 5% interest rate assumption and the applicable mortality table referenced in Section 17.12(b).

         Section 7. Amendment of Section 8.1 of the Existing Plan. Effective October 1, 2000, Section 8.1(e) is deleted, and the subsequent subsections renumbered accordingly.

         Section 8. Amendment of Section 8.3 of the Existing Plan. Effective with respect to any Participant who performs an Hour of Service on or after October 1, 2000, the limitation described in Section 8.3 shall not apply.

         Section 9. Amendment of Section 8.4(e) to the Existing Plan. Effective October 1, 1998, Section 8.4(e) is amended by deleting the last two sentences of the third paragraph, and by amending the last sentence of the second paragraph thereof to read in its entirety as follows:

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         Notwithstanding anything to the contrary in the definition as stated
         above, Compensation shall include any and all items which are includible in Compensation under Code section 415(c)(3)(D), including, effective for Limitation Years beginning on or after October 1, 2001, qualified transportation fringe benefits excluded from income pursuant to Code section 132(f)(4).

         Section 10. Amendment of Section 8.5 of the Existing Plan. Effective October 1, 2000, Section 8.5(d) is deleted and the subsequent subsections are renumbered accordingly.

         Section 11. Amendment of Section 8 of the Existing Plan. Effective December 12, 1994, Section 8 is amended by adding a new Section 8.6 thereto to read in its entirety as follows:

         8.6 Special Provisions for Employees Who Enter the Armed Forces. Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service crediting with respect to qualified military service shall be determined in accordance with Code section 414(u).

         Section 12. Amendment of Section 9.3(d) of the Existing Plan. Effective October 1, 2001, Section 9.3(d) is amended to add a paragraph at the end thereof to read in its entirety as follows:

         Notwithstanding anything in this Section to the contrary, a Participant may waive (with applicable spousal consent) any requirement that the written explanation of the joint and survivor annuity be given at least 30 days before the annuity starting date if the Participant is given a notice clearly informing him or her of his or her right to a period of at least 30 days to consider his or her election, and the distribution commences more than seven days after the notice is given. In addition, to the extent provided for in regulations, the explanation of the joint and survivor annuity may be given, and the Participant may waive the normal form of benefit payment, after the annuity starting date, provided the distribution commences at least 30 days after such explanation is given, unless the 30-day period is waived in accordance with the previous sentence.

         Section 13. Amendment of Section 9.6 of the Existing Plan. Effective December 31, 1998, Section 9.6(b) is deleted and the subsequent subsections are renumbered accordingly.

         Section 14. Amendment of Section 9.6(b) of the Existing Plan. Effective December 31, 1998, Section 9.6(b) (as renumbered pursuant to Section 13 above) is amended to read in its entirety as follows:

         (b) Notwithstanding anything in the Plan to the contrary, a Participant's benefits shall commence to be distributed to him or her, or be distributed to him or her, not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that clause (ii) shall not apply in the case of a Participant who is a "five percent owner," as defined in Code section 416(i).

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         Distributions shall be made in accordance with the regulations under
         Code section 401(a)(9).

         If a Participant dies before his or her entire interest under the Plan has been distributed to him or her, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death.

         Section 15. Amendment of Section 9.6(c) of the Existing Plan. Effective October 1, 2001, Section 9.6(c) (as renumbered pursuant to Section 13 above ) is amended by replacing the word "Payment" appearing at the beginning thereof with the words "Where payment".

         Section 16. Deletion of Section 9.6(d) of the Existing Plan. Effective October 1, 2002, Section 9.6(d) (as renumbered pursuant to Section 13 above) is deleted.

         Section 17. Amendment of Section 9.7 of the Existing Plan. Effective October 1, 2000, Section 9.7 is amended to read in its entirety as follows:

         9.7 Payment of Small Amounts. If at any time following his or her retirement or other termination of employment, the lump sum actuarially equivalent value of the portion of a Participant's or Eligible Surviving Spouse's monthly benefits attributable to Employer Contributions does not exceed $3,500 ($5,000 effective October 1,
         2001), the Plan Committee, in its discretion, may direct that a lump sum payment equal to the lump sum actuarially equivalent value of such monthly benefits be paid to the Participant or Eligible Surviving Spouse. The lump sum actuarial equivalent value of the Participant's accrued benefits shall be determined as of the date of the distribution using the actuarial factors identified in Section 17.12(b). Notwithstanding the prior sentences, such a lump sum payment may not be made after the annuity starting date regardless of the present value of the nonforfeitable accrued benefit without appropriate Eligible Surviving Spouse's consent, if such benefit exceeded $3,500 ($5,000 effective October 1, 2001) at the time of any prior distribution.

         A Participant who is re-employed by the employer after a termination of employment may repay any benefit he or she has received under the Plan before the earlier of five years after the first date on which the Participant is subsequently re-employed by the Employer or the close of the first period of five consecutive one-year breaks in service commencing after the Participant's withdrawal of benefits.

         Section 18. Amendment of Section 9.8 of the Existing Plan. Effective October 1, 2001, Section 9.8 is amended by deleting all of the second paragraph thereof, except the first sentence.

         Section 19. Amendment of Section 9.11(a) of the Existing Plan. Effective January 1, 1999, Section 9.11(a) is amended by adding the following phrase at the end of the last sentence thereof:

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         ; and any hardship distribution described in Code section
401(k)(2)(B)(i)(IV).

         Section 20. Amendment of Section 12.5 of the Existing Plan. Effective October 1, 2001, Section 12.5 is amended to read in its entirety as follows:

         12.5 Plan Committee Decision Final. Subject to applicable law and the provisions of Section 12.6, any interpretation of the provisions of the Plan and any decision on any matter within the discretion of the Plan Committee made by the Plan Committee in good faith shall be binding on all persons. Benefits under this plan will be paid only if the Plan Committee decides in its discretion that the applicant is entitled to them. A misstatement or other mistake of fact shall be corrected when it becomes known and the Plan Committee shall make such adjustment on account thereof as it considers equitable and practicable.

         Section 21. Amendment of Section 12 of the Existing Plan. Effective October 1, 2001, Section 12 is amended by adding a new Section 12.9 thereto to read in its entirety as follows:

         12.9 Electronic Administration. In its rules and procedures for the administration of the Plan, the Plan Committee may provide for the use of electronic communications and other media. Any reference in the Plan to forms shall mean either written forms or electronic forms, to the extent permitted by applicable law.

         Section 22. Amendment of Section 17.12 of the Existing Plan. Effective October 1, 2000, Section 17.12 is amended to read in its entirety as follows:

         17.12 Actuarial Equivalent. Except to the extent expressly provided to the contrary by ERISA, a benefit shall be actuarially equivalent to any other benefit if the actuarial reserve required to provide the same is equal to the actuarial reserve required to provide such other benefit, computed on the basis of the actuarial rates, tables and procedures last adopted by the Plan Committee for this purpose. No adjustment in a determination of an actuarially equivalent value or amount shall be made if such tables, rates, and procedures are changed by the Plan Committee subsequent to such determination.

         (a) In the case of determinations not subject to Code section 417(e)(3), actuarial equivalence shall be determined on the basis of the following actuarial rates and tables:

                  (i) The assumed mortality rate will be based on the 1971 Towers, Perrin, Forster and Crosby Forecast Mortality Table using a one-year age setback for the Participant and a five-year age setback for the Beneficiary or spouse.

                  (ii) In order to determine the equivalent value of optional benefits, the assumed annual rate of return will be 7%.

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         (b)      In the case of lump sum determinations, actuarial equivalence shall be determined on the basis of the mortality table prescribed by the Secretary of the Treasury in Rev. Rul. 95-6 (the "applicable mortality table") and the annual interest rate for distributions during a Plan Year shall be the rate on 30-year Treasury securities in effect for the second month preceding the first day of the Plan Year (i.e., August) (the "applicable interest rate"). However, for distributions made after October 1, 2000, and before the date that is one year after the adoption date of this amendment, the interest rate that would be used by the PBGC at the beginning of the Plan Year for determining lump sum distributions on plan termination shall be used if it results in a larger distribution.

         (c) In the case of distributions that are subject to Code section 417(e)(3), but which are not lump sums, actuarial equivalence shall be determined on the basis of the actuarial factors described in paragraph (a). However, in no event shall such amounts be less than the amount calculated using the applicable interest rate and applicable mortality table described in paragraph (b) above.

         IN WITNESS WHEREOF, the Company has executed this instrument this ______ day of ___________ , 2002.

                                         STERLING CHEMICALS, INC.

                                         _______________________________________
                                         David G. Elkins, President and Co-Chief
                                               Executive Officer

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